Exhibit 99.(12)

CONSENT OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-265390 on Form N-4 of our report dated February 28, 2024, relating to the financial statements and financial highlights of Separate Account A of Pacific Life Insurance Company comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, Floating Rate Income Class P, High Yield Bond Class I, Inflation Managed Class I, Intermediate Bond Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Hedged Equity Class I, Hedged Equity Class P, Large-Cap Core Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Value Advantage Class I, Emerging Markets Class I, International Growth Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, ESG Diversified Class I, ESG Diversified Growth Class I, ESG Diversified Growth Class P, PSF Avantis Balanced Allocation Class D, PSF Avantis Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Conservative Growth Class P, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco Oppenheimer V.I. International Growth Series I, Invesco Oppenheimer V.I. International Growth Series II, Invesco® V.I. American Value Series I, Invesco® V.I. Balanced-Risk Allocation Series I, Invesco® V.I. Balanced-Risk Allocation Series II, Invesco® V.I. Discovery Mid Cap Growth Series I, Invesco® V.I. Equity and Income Series II, Invesco® V.I. EQV International Equity Series I, Invesco® V.I. Global Real Estate Series II, Invesco® V.I. Global Series II, Invesco® V.I. Main Street Small Cap Fund® Series I, Invesco® V.I. Nasdaq 100 Buffer - September Series I, Invesco® V.I. Nasdaq 100 Buffer - September Series II, Invesco® V.I. Nasdaq 100 Buffer - December Series I, Invesco® V.I. Nasdaq 100 Buffer - December Series II, Invesco® V.I. Nasdaq 100 Buffer - March Series I, Invesco® V.I. Nasdaq 100 Buffer - March Series II, Invesco® V.I. Nasdaq 100 Buffer - June Series I, Invesco® V.I. Nasdaq 100 Buffer - June Series II, Invesco® V.I. S&P 500 Buffer - September Series I, Invesco® V.I. S&P 500 Buffer - September Series II, Invesco® V.I. S&P 500 Buffer - December Series I, Invesco® V.I. S&P 500 Buffer - December Series II, Invesco® V.I. S&P 500 Buffer - March Series II, Invesco® V.I. S&P 500 Buffer - June Series I, Invesco® V.I. S&P 500 Buffer - June Series II, Invesco® V.I. Technology Series I, American Century VP Mid Cap Value Class I, American Century VP Mid Cap Value Class II, American Funds IS American High-Income Trust Class 4, American Funds IS Asset Allocation Class 1, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder® Class 1, American Funds IS Capital Income Builder® Class 4, American Funds IS Capital World Bond Class 1, American Funds IS Capital World Bond Class 4, American Funds IS Capital World Growth and Income Class 1, American Funds IS Capital World Growth and Income Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Growth Class 1, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 1, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 1, American Funds IS Growth-Income Class 4, American Funds IS International Class 1, American

Funds IS International Class 4, American Funds IS International Growth and Income Class 1, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P1, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 1, American Funds IS New World Fund® Class 4, American Funds IS The Bond Fund of America Class 1, American Funds IS The Bond Fund of America Class 4, American Funds IS U.S. Government Securities Class 1, American Funds IS U.S. Government Securities Class 4, American Funds IS Washington Mutual Investors Class 1, American Funds IS Washington Mutual Investors Class 4, BlackRock® 60/40 Target Allocation ETF V.I. Class I, BlackRock® Capital Appreciation V.I. Class III, BlackRock® Equity Dividend V.I. Class I, BlackRock® Global Allocation V.I. Class I, BlackRock® Global Allocation V.I. Class III, BlackRock® High Yield V.I. Class I, BlackRock® S&P 500 Index V.I. Class I, BlackRock® Small Cap Index V.I. Class I, BlackRock® Total Return V.I. Class I, Delaware Ivy VIP Asset Strategy Class II, Delaware Ivy VIP Energy Class II, DFA VA Equity Allocation Institutional Class, DFA VA Global Bond Institutional Class, DFA VA Global Moderate Allocation Institutional Class, DFA VA International Small Institutional Class, DFA VA International Value Institutional Class, DFA VA Short-Term Fixed Institutional Class, DFA VA US Large Value Institutional Class, DFA VA US Targeted Value Institutional Class, Fidelity® VIP Consumer Discretionary Initial Class, Fidelity® VIP Contrafund® Initial Class, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Emerging Markets Initial Class, Fidelity® VIP Energy Initial Class, Fidelity® VIP Extended Market Index Initial Class, Fidelity® VIP FundsManager® 60% Investor Class, Fidelity® VIP FundsManager® 60% Service Class 2, Fidelity® VIP Government Money Market Initial Class, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP Growth Opportunities Initial Class, Fidelity® VIP Index 500 Initial Class, Fidelity® VIP Investment Grade Bond Initial Class, Fidelity® VIP Strategic Income Service Class 2, Fidelity® VIP Value Strategies Initial Class, First Trust Dorsey Wright Tactical Core Class I, First Trust Multi Income Allocation Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 1, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Mutual Shares VIP Class 1, Franklin Rising Dividends VIP Class 1, Franklin Rising Dividends VIP Class 2, Franklin Small Cap Value VIP Class 1, Franklin Small-Mid Cap Growth VIP Class 1, Franklin Strategic Income VIP Class 1, Templeton Foreign VIP Class 1, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Goldman Sachs VIT Large Cap Value Institutional Shares, Goldman Sachs VIT Mid Cap Value Institutional Shares, Goldman Sachs VIT Strategic Growth Institutional Shares, Goldman Sachs VIT Trends Driven Allocation Institutional Shares, Janus Henderson Balanced Institutional Shares, Janus Henderson Balanced Service Shares, Janus Henderson Enterprise Institutional Shares, Janus Henderson Flexible Bond Service Shares, LVIP JPMorgan Core Bond Class 1, LVIP JPMorgan Mid Cap Value Class 1, LVIP JPMorgan U.S. Equity Class 1, ClearBridge Variable Aggressive Growth - Class II, Western Asset Core Plus VIT Class I, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS® International Growth - Initial Class, MFS® Massachusetts Investors Growth Stock - Service Class, MFS® New Discovery Series - Initial Class, MFS® Total Return Series - Service Class, MFS® Utilities Series - Initial Class, MFS® Utilities Series - Service Class, MFS® Value Series - Initial Class, MFS® Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, TOPS® Aggressive Growth ETF Class 1, TOPS® Balanced ETF Class 1, TOPS® Conservative ETF Class 1, TOPS® Growth ETF Class 1, TOPS® Managed Risk Balanced ETF Class 1, TOPS® Managed Risk Growth ETF Class 1, TOPS® Moderate Growth ETF Class 1, PIMCO All Asset - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, PIMCO Emerging Markets Bond - Institutional Class, PIMCO Income - Advisor Class, PIMCO Long-Term U.S. Government - Institutional Class, PIMCO Low Duration - Institutional Class, PIMCO Total Return - Institutional Class, PSF Mid-Cap Growth Class II, PSF PGIM Jennison Growth Class II, PSF PGIM Jennison

Value Class II, Schwab S&P 500 Index, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - I, T. Rowe Price Equity Income - I, T. Rowe Price Health Sciences - I, VanEck VIP Global Resources Class S, Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short-Term Investment-Grade, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index and Vanguard® VIF Total Stock Market Index, incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 19, 2024

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Post-Effective Amendment to the Registration Statement No. 333-265390 on Form N-4 of our report dated March 19, 2024 related to the statutory-basis financial statements of Pacific Life Insurance Company as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 19, 2024